UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Biomea Fusion, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40335	82-2520134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Biomea Fusion, Inc.
900 Middlefield Road, 4th Floor
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 980-9099

(Telephone number, including area code, of agent for service)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMEA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the Annual Meeting held on June 11, 2025, with each such proposal described in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 37,572,250. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 25,869,960. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three (3) director nominees below to the Company’s Board of Directors as Class I directors to hold office until the 2028 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Bihua Chen	13,252,242	4,905,408
Elizabeth Faust, Ph.D.	13,255,536	4,902,114
Sumita Ray, J.D.	13,096,740	5,060,910

There were 7,712,310 broker non-votes regarding this proposal.

Proposal 2 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
22,599,922	3,185,626	84,412

There were zero broker non-votes regarding this proposal.

Proposal 3 - Amendment of the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company

The Company’s stockholders did not approve an amendment to the Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
13,620,177	4,515,408	22,065

There were 7,712,310 broker non-votes regarding this proposal.

Proposal 4 – Adjournment of the Annual Meeting to solicit additional proxies to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 3.

The Company’s stockholders approved the proposal to adjourn the Annual Meeting to solicit additional proxies to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 3. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
13,408,287	4,649,628	99,735

There were 7,712,310 broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biomea Fusion, Inc.

Date: June 13, 2025	By:	/s/ Michael J.M. Hitchcock
Interim Chief Executive Officer, Director (Principal Executive Officer)